UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 29, 2011

State Bancorp, Inc.
(Exact name of registrant as specified in its charter)

New York	001-14783	11-2846511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Jericho Plaza
Jericho, NY 11753
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (516) 465-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01           OTHER EVENTS

As previously disclosed, a case was filed on May 6, 2011 in the Supreme Court of the State of New York, Nassau County, on behalf of a putative class of State Bancorp, Inc. (“State Bancorp”) stockholders against State Bancorp, State Bancorp’s directors and Valley National Bancorp (“Valley”) challenging the merger of State Bancorp into Valley (Edith K. Grossman v. State Bancorp, Inc., et al (No. 600469/2011)).  On October 24, 2011, the parties entered into an agreement in principle to settle the action.  The agreement was set forth in a Memorandum of Understanding between the parties (“MOU”). On October 26, 2011, the Honorable Timothy S. Driscoll signed a Preliminary Approval Order with regard to the lawsuit and the MOU, among other things scheduling a hearing on the approval of the settlement by the court.

On November 29, 2011, following a final settlement hearing, the Honorable Timothy S. Driscoll, Supreme Court of the State of New York, County of Nassau issued an Order and Final Judgment dismissing the complaint with prejudice.

A copy of the Order and Final Judgment is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

 The following exhibit is filed as part of this report.

Exhibit 99.1	Order and Final Judgment

Additional Information and Where to Find It

On April 28, 2011, State Bancorp entered into an Agreement and Plan of Merger with Valley, providing for the merger of State Bancorp with and into Valley, with Valley as the surviving entity.

In connection with the merger, Valley has filed with the SEC a Registration Statement on Form S-4 that includes a Proxy Statement of State Bancorp and a Prospectus of Valley, as well as other relevant documents concerning the proposed transaction. A definitive Proxy Statement was filed with the SEC on November 1, 2011 and was mailed to stockholders on or about November 2, 2011. Stockholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information. You can obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about State Bancorp and Valley at the SEC’s Internet site (http://www.sec.gov). You can also obtain these documents, free of charge, from State Bancorp by accessing State Bancorp’s website at www.statebankofli.com under the tab “Investor Relations” and then under the heading “Financial Information” and subheading “SEC Filings.”

State Bancorp and Valley and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of State Bancorp in connection with the proposed merger. Information about the directors and executive officers of State Bancorp is set forth in the proxy statement for State Bancorp’s 2011 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 25, 2011. Information about the directors and executive officers of Valley is set forth in the proxy statement for Valley’s 2011 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 11, 2011. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus. You may obtain free copies of this document as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2011	State Bancorp, Inc.

	By:	/s/ Brian K. Finneran
Brian K. Finneran Chief Financial Officer

INDEX OF EXHIBITS

Exhibit Number	Description
99.1	Order and Final Judgment